[ARTICLE]
[LEGEND] EXHIBIT 10.32 TO 1994 10-K

                 CONSENT TO ASSIGNMENT OF LEASE

          THIS CONSENT TO ASSIGNMENT OF LEASE ("Consent") is made and entered into as of this ____ day of __________, 1995, by and among Liberty Equipment Investors, L.P.-1984, a Delaware Limited Partnership as assignor ("Assignor"), Prime Care Health Network, Inc., a Nevada corporation as assignee ("Assignee"), and Tobishima Development Company, Inc., a California corporation ("Landlord").

                         R E C I T A L S

          A. Landlord, as Lessor, and Assignor as Lessee, are parties to a lease dated November 1, 1992 ("Lease"), pursuant to which Landlord leased to Assignor and Assignor leased from Landlord those certain premises (the "Premises") more particularly described in the Lease. A copy of the Lease is attached hereto and incorporated herein as Exhibit "A".

          B. Assignor desires Landlord's consent to Assignor's assignment to Assignee of all of Assignor's right, title and liabilities interest in the Lease.

                        A G R E E M E N T

          NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which the parties hereby acknowledge, the parties hereto agree as follows:

          1.   Assignor's Covenants.  Assignor hereby agrees:

               (a)   Deleted.

               (b)   Deleted.

               (c) that it shall not have any right to take possession of the Premises without the prior written consent of Landlord; and

               (d)   that it is, by a separate ("Assignment
          Agreement") with Assignee, assigning to Assignee all of Assignor's right, title and interest in and obligations under the Lease, other than the security deposit, and

               (e)   that it has not failed to disclose to
          Landlord any information reasonably requested by Landlord in connection with its granting consent to the assignment.

          2.   Assignee's Covenants.  Assignee hereby agrees:

               (a) that it has accepted the assignment made under the Assignment Agreement;

               (b) to perform and be bound by all of the terms and conditions of the Lease and any amendments thereto as though Assignee was the original Lessee under the Lease;

               (c)   that its address for receipt of notices
          under the Lease is:

               Prime Care Health Network, Inc.
               201 E. Sandpointe Avenue, Suite 130
               Santa Ana, CA  92707

               (d) the Landlord has not made any express or implied oral or written representation of promise that:

                    (i)    future assignments will be approved;

                    (ii)   Assignee will enjoy financial success
               in operating any business on the Premises; or

                    (iii)  it will grant an extension of the
               Term or enter into any other modification of the Lease;

               (e) that it has been provided with a copy of the Lease, together with all amendments thereto, if any, and that it has read the Lease and all amendments and fully understands its obligations as Lessee under the Lease.

               (f)   see below by signature block.

          3. Landlord's Consent. For valuable consideration, including the agreements, acknowledgments, and representations of Assignor and Assignee set forth above, Landlord hereby consents to Assignor's assignment to Assignee of all of Assignor's right, title and interest in the Lease upon and subject to the foregoing terms and conditions.
          See a.) and b.) below by signature block.

          4.   Miscellaneous.

               (a) Attorney's Fees. The provisions of the Lease respecting attorney's fees shall apply to this Consent or, if the Lease does not contain an attorney's fees clause, then if legal action shall be commenced to enforce or declare the effect of any provision of this Consent or of the Lease, the court as part of its judgment shall award reasonable attorney's fees and costs to the prevailing party.

               (b)   Authority to Execute Agreement.  Each
          individual executing this Consent on behalf of a partnership or corporation represents that he or she is duly authorized to execute and deliver this Consent on behalf of the partnership and/or corporation and agrees to deliver evidence of his or her authority to Landlord upon request by Landlord.

IN WITNESS WHEREOF, Assignor, Assignee and Landlord have executed this Consent as of the date first set forth above

ASSIGNOR                 Liberty Equipment Investors, LP-1984
                         a Delaware Limited Partnership

                         By:  Whitehall Partners, Inc.
                              Name
                              Its: General Partner

                         By:  Michael Giobbe
                              Name
                              Its: Vice President

ASSIGNEE                 Prime Care Health Network, Inc.
                         a Nevada corporation
(f) Assignee agrees to
    replenish the        By:  James Graf
    security deposit          Name
    amount that is            Its: President
    being refunded to
    the Assignor.

LANDLORD                 Tobishima Development Company, Inc.
                         a California corporation
(a) Landlord agrees
    that upon execution  By:
    of this Assignment,       Name
    Landlord releases         Its:
    Assignor of all
    liabilities and
    claims with respect
    to the above
    mentioned Lease;
    and

(b) Landlord agrees
    to a full refund
    of Assignee's
    security deposit
    within 10 working
    days after the full
    execution of this
    Agreement.